                                                                   EXHIBIT 10.01

                              AT HOME CORPORATION

                           STOCK PURCHASE AGREEMENT

                                August 29, 1995

                               TABLE OF CONTENTS
                               -----------------

                                                                                            Page
                                                                                            ----
1.   Purchase and Sale of Stock .............................................................  1
     --------------------------
     1.1  Sale and Issuance of Series K Convertible Preferred Stock and Series T
          ----------------------------------------------------------------------
          Convertible Preferred Stock........................................................  1
          ---------------------------
     1.2  Closing............................................................................  1
          -------

2.   Representations, Warranties and Covenants of the Company................................  2
     --------------------------------------------------------
      2.1  Organization, Good Standing and Qualification.....................................  2
           ---------------------------------------------
      2.2  Restated Certificate..............................................................  2
           --------------------
      2.3  Capitalization....................................................................  2
           --------------
      2.4  Initial Board.....................................................................  3
           -------------
      2.5  Authorization.....................................................................  3
           -------------
      2.6  Consents and Approvals; No Conflict...............................................  3
           -----------------------------------
      2.7  Valid Issuance of Preferred and Conversion Shares.................................  4
           -------------------------------------------------
      2.8  Litigation........................................................................  4
           ----------
      2.9  Brokers or Finders................................................................  4
           ------------------
     2.10  Registration Rights Agreement.....................................................  5
           -----------------------------
     2.11  Stockholders' Agreement...........................................................  5
           -----------------------
     2.12  Hart-Scott-Rodino Act.............................................................  5
           ---------------------
     2.13  Reasonable Efforts................................................................  5
           ------------------
     2.14  Additional Issuances of Preferred Stock...........................................  5
           ---------------------------------------

3.   Representations, Warranties and Covenants of the Purchasers.............................  5
     -----------------------------------------------------------
     3.1  Experience.........................................................................  6
          ----------
     3.2  Investment.........................................................................  6
          ----------
     3.3  Restricted Securities..............................................................  6
          ---------------------
     3.4  Authorization......................................................................  6
          -------------
     3.5  Consents and Approvals; No Conflict................................................  7
          -----------------------------------
     3.6  Brokers or Finders.................................................................  7
          ------------------
     3.7  Registration Rights Agreement......................................................  7
          -----------------------------
     3.8  Stockholders' Agreement............................................................  7
          -----------------------
     3.9  Reasonable Efforts.................................................................  8
          ------------------

4.   Additional Representations and Covenant of the KPCB Purchasers..........................  8
     --------------------------------------------------------------

5.   Legends; Notations......................................................................  8
     ------------------

6.   Conditions to the Purchasers' Obligations at Closing....................................  9
     ----------------------------------------------------
     6.1  Correctness of Representations and Warranties......................................  9
          ---------------------------------------------
     6.2  Performance of Agreements..........................................................  9
          -------------------------

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                            Page
                                                                                            ----
     6.3  Registration Rights Agreement......................................................  9
          -----------------------------
     6.4  Stockholders' Agreement............................................................  9
          -----------------------
     6.5  Assignment Agreement...............................................................  9
          --------------------
     6.6  Restated Certificate............................................................... 10
          --------------------
     6.7  Proceedings and Documents.......................................................... 10
          -------------------------
     6.8  Other.............................................................................. 10
          -----
     6.9  Simultaneous Closing............................................................... 10
          --------------------

7.   Conditions to the Company's Obligations at Closing...................................... 10
     --------------------------------------------------
     7.1  Correctness of Representations and Warranties...................................... 10
          ---------------------------------------------
     7.2  Performance of Agreements.......................................................... 10
          -------------------------
     7.3  No Material Litigation............................................................. 10
          ----------------------
     7.4  Registration Rights Agreement...................................................... 11
          -----------------------------
     7.5  Stockholders' Agreement............................................................ 11
          -----------------------
     7.6  Assignment Agreement............................................................... 11
          --------------------
     7.7  Proceedings and Documents.......................................................... 11
          -------------------------

8.   Miscellaneous........................................................................... 11
     -------------
     8.1  Governing Law...................................................................... 11
          -------------
     8.2  Survival........................................................................... 11
          --------
     8.3  Successors and Assigns............................................................. 11
          ----------------------
     8.4  Limitation on Rights of Others..................................................... 11
          ------------------------------
     8.5  Entire Agreement; Amendment........................................................ 12
          ---------------------------
     8.6  Notices, Etc....................................................................... 12
          ------------
     8.7  Delays or Omissions................................................................ 13
          -------------------
     8.8  Expenses........................................................................... 13
          --------
     8.9  Counterparts....................................................................... 13
          ------------
     8.10 Severability....................................................................... 13
          ------------
     8.11 Obligations Several, Not Joint..................................................... 14
          ------------------------------

Exhibit A      Amended and Restated Certificate of Incorporation

Exhibit B      Registration Rights Agreement

Exhibit C      Stockholders' Agreement

Exhibit D      Assignment Agreement

                           STOCK PURCHASE AGREEMENT
                           ------------------------


     THIS STOCK PURCHASE AGREEMENT is made as of the ____ day of August, 1995, by and among AT HOME CORPORATION, a Delaware corporation (the "Company"), TCI INTERNET SERVICES, INC., a Colorado corporation ("TCI Sub"), and KLEINER, PERKINS, CAUFIELD & BYERS VII, KPCB VII FOUNDERS FUND and KPCB INFORMATION SERVICES ZAIBATSU FUND II, each a California limited partnership (each, a "KPCB Purchaser" and together, the "KPCB Purchasers") (TCI Sub, on one hand, and the KPCB Purchasers (collectively), on the other hand, are referred to hereinafter separately as a "Purchaser" or together as the "Purchasers").


     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1  Sale and Issuance of Series K Convertible Preferred Stock and
               -------------------------------------------------------------
               Series T Convertible Preferred Stock.
               ------------------------------------

               (a) Subject to the terms and conditions of this Agreement, (i) the Company agrees to issue and sell to TCI Sub, and TCI Sub agrees to purchase from the Company, at the Closing, 7,700,000 shares of the Company's Series T Convertible Preferred Stock, par value $.01 per share (the "Series T Preferred"), for an aggregate purchase price of $7,700,000 and (ii) the Company agrees to issue and sell to the KPCB Purchasers, and the KPCB Purchasers, jointly and severally, agree to purchase from the Company, at the Closing, an aggregate of 2,300,000 shares of the Company's Series K Convertible Preferred Stock, par value $.01 per share (the "Series K Preferred" and, together with the Series T Preferred, sometimes referred to herein as the "Shares"), for an aggregate purchase price of $2,300,000.

          1.2  Closing. The closing of the purchase and sale of the Shares (the
               -------
"Closing") shall take place at the offices of Baker & Botts, L.L.P., 885 Third Avenue, Suite 1900, New York, New York, at 10:00 a.m., New York City time, on August ___, 1995, or at such other time and place as the Company and the Purchasers shall mutually agree. The date on which the Closing occurs is referred to herein as the "Closing Date." At the Closing, the Company shall deliver (a) to TCI Sub a certificate or certificates registered in the name of TCI Sub representing 7,700,000 shares of Series T Preferred against payment of the purchase price therefor in cash or by wire transfer in immediately available funds and (b) to the KPCB Purchasers certificates registered in the name of the KPCB Purchasers representing an aggregate of 2,300,000 shares of Series K Preferred (in such relative amounts as the KPCB Purchasers may request) against payment of the purchase price therefor in cash or by wire transfer in immediately available funds.

     2.   Representations, Warranties and Covenants of the Company. The Company
          --------------------------------------------------------
hereby represents and warrants to, and covenants with, each of the Purchasers as follows:

          2.1  Organization, Good Standing and Qualification. The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted and as currently proposed to be conducted. The Company agrees that it shall qualify to do business in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects or financial condition. The Company has delivered to each of the Purchasers true and accurate copies of the Company's Certificate of Incorporation and Bylaws, each as amended through, and in effect on, the date hereof. Other than the filing of the Restated Certificate (as defined below), there shall be no amendments to, or other actions taken with respect to, the Certificate of Incorporation or the Bylaws of the Company prior to the Closing.

          2.2  Restated Certificate.  The Board of Directors of the Company has
               --------------------
duly approved and adopted the Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit A (the "Restated
                                              ---------
Certificate") pursuant to Section 241 of the Delaware General Corporation Law (the "DGCL") and the Company agrees to cause the Restated Certificate to be duly filed with the Secretary of State of Delaware prior to the Closing.

          2.3  Capitalization.  As of the date of this Agreement, the authorized
               --------------
capital stock of the Company consists of 1,000 shares of common stock, par value $1.00 per share, none of which shares are issued and outstanding. Upon the filing of the Restated Certificate with the Secretary of State of Delaware pursuant to Section 2.2 of this Agreement, the authorized capital stock of the Company shall consist of 150,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), and 75,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"). The authorized shares of Common Stock shall be allocated as follows: (i) 75,000,000 shares shall be designated as "Series A Common Stock", and (ii) 75,000,000 shares shall be designated as "Series B Common Stock". The authorized shares of Preferred Stock shall be allocated as follows: (i) 7,000,000 shares shall be designated as Series K Preferred, (ii) 25,000,000 shares shall be designated as Series T Preferred and (iii) 43,000,000 shares shall be undesignated as to series and shall be issuable pursuant to authority granted in the Restated Certificate to the Board of Directors (the "Series Preferred Stock"). Prior to the Closing, the Company shall reserve and at all times keep reserved such number of shares of Series B Common Stock as is sufficient to provide for the conversion of the Shares outstanding from time to time and shall reserve and at all times keep reserved such number of shares of Series A Common Stock as is sufficient to provide for the conversion of the shares of Series B Common Stock outstanding from time to time. Except as expressly provided herein, in the Restated Certificate and in the other Transaction Agreements, there are no other outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal.

          2.4  Initial Board.    As of the date hereof, the Company's Board of
               -------------
Directors consists of the following persons, each of whom has been duly elected or appointed in accordance with the Bylaws of the Company: John Doerr, Bruce Ravenel, Larry Romrell, Chris Coles, James Barksdale and William Randolph Hearst III.

          2.5  Authorization. The Company has full power and authority to
               -------------
execute, deliver and perform its obligations under each of this Agreement, the Registration Rights Agreement (as hereinafter defined), the Stockholders' Agreement (as hereinafter defined) and the Assignment Agreement (as hereinafter defined) (the Registration Rights Agreement, the Stockholders Agreement, the Assignment Agreement and this Agreement are hereinafter referred to collectively as the "Transaction Agreements"). All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Transaction Agreements and the performance of all obligations of the Company hereunder and thereunder have been taken or will be taken prior to Closing. Each of the Transaction Agreements, when executed and delivered by the Company, assuming the due execution and delivery thereof by the other parties hereto or thereto, shall constitute a valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

          2.6  Consents and Approvals; No Conflict.  Except as set forth on
               -----------------------------------
Schedule 2.6 and except as could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Company, the execution, delivery and performance of each of the Transaction Agreements and the consummation of each of the transactions contemplated thereby (including the offering, sale and issuance of the Shares and the issuance of the Conversion Shares (as hereinafter defined)) do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (d) give any third party the right to accelerate any obligation under, (e) result in a violation of, or (f) require any order, qualification, waiver, permit, authorization, consent, approval, exemption or other action by or from, or any registration, notice, declaration, application or filing to or with, any court or administrative or governmental body pursuant to (i) the Restated Certificate or the Bylaws of the Company, (ii) any agreement to which the Company is a party or is bound or to which its assets are subject or (iii) any law, statute, rule or regulation to which the Company is subject; provided, however, that with
                                               --------  -------
respect to clause (f) of this Section 2.6, no representation or warranty is made as to any such requirements applicable to the Company as a result of the specific legal or regulatory status of any other party to this Agreement or as a result of any other facts that specifically relate to any such party, any business in which any such party has engaged or proposes to engage or any financing arrangements or transactions entered into or proposed to be entered into by or on behalf of any such party.

          2.7  Valid Issuance of Preferred and Conversion Shares. The Shares to
               -------------------------------------------------
be purchased by the Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement will be duly authorized, validly issued, fully paid and nonassessable, free of any liens, claims, charges, security interests, pledges or encumbrances of any kind (other than any of the foregoing created herein or by the applicable Purchaser or in the Stockholders' Agreement or as a result of applicable state and federal securities laws) and will possess all of the rights, privileges and preferences provided therefor in the Restated Certificate. Each of the shares of Series B Common Stock issuable upon conversion of the Shares, and the shares of Series A Common Stock issuable upon conversion of such shares of Series B Common Stock (such shares of Series B Common Stock issuable upon conversion of the Shares and the shares of Series A Common Stock issuable upon the conversion of such shares of Series B Common Stock are referred to collectively as the "Conversion Shares"), will have been duly and validly reserved for issuance prior to the Closing and, upon issuance in accordance with the terms of the Restated Certificate, will be duly authorized, validly issued, fully paid and nonassessable, free of any liens, claims, charges, security interests, pledges or encumbrances of any kind (other than any of the foregoing created herein or by the applicable Purchaser, or in the Stockholders' Agreement or as a result of applicable state and federal securities laws) and will possess all of the rights and powers provided therefor in the Restated Certificate.

          2.8  Litigation.  Except as set forth in Schedule 2.8, there is no
               ----------
action, suit or proceeding pending or, to the best of the Company's knowledge, any investigation pending or any action, suit, proceeding or investigation threatened against, involving or affecting the Company or any of its properties, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company which questions the validity of any of the Transaction Agreements or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which could have, either individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business, property, results of operations, assets or liabilities of the Company.

          2.9  Brokers or Finders.  There is no investment banker, broker,
               ------------------
agent, financial advisor or other person or entity which has been retained by or is authorized to act on behalf of the Company who is or will be entitled to any fee, commission, reimbursement of expenses or other similar charge upon consummation of or otherwise in connection with this Agreement or any of the transactions contemplated hereby. The Company agrees to indemnify and hold each of the Purchasers harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions, expenses or claims (including the costs, expenses and legal fees of defending against such liability) for which the Company, or any of its employees or representatives, is responsible.

          2.10  Registration Rights Agreement.  The Company agrees to enter into
                -----------------------------
the Registration Rights Agreement in substantially the form attached hereto as Exhibit B (the "Registration Rights Agreement") at or prior to the Closing.
------- -

          2.11  Stockholders' Agreement.  The Company agrees to enter into the
                -----------------------
Stockholders' Agreement in substantially the form attached hereto as Exhibit C
                                                                     ------- -
(the "Stockholders' Agreement") at or prior to the Closing.

          2.12  Hart-Scott-Rodino Act.  If any Purchaser reasonably believes
                ---------------------
that its conversion of Shares would be subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder (the "HSR Act and Rules"), the Company and such Purchaser shall promptly comply with any applicable requirements under the HSR Act and Rules relating to filing and furnishing of information (the "HSR Report") to the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice. Without limiting the foregoing, such Purchaser and the Company shall file the HSR Report and take all other action required by the HSR Act and Rules and shall use their respective commercially reasonable efforts to (a) coordinate with respect to the filing of the HSR Reports of such Purchaser and the Company (and exchanging drafts thereof), so as to present all required HSR Reports to the FTC and the Department of Justice at the time selected by such Purchaser, and to avoid substantial errors or inconsistencies among such HSR Reports in the description of the transaction, (b) comply with any additional request for documents or information made by the FTC or the Department of Justice or by a court and to assist the other parties to so comply and (c) cause all persons which are part of the same "person" (as defined for purposes of the HSR Act and rules) as the Company to cooperate and assist in such filing and compliance. Each of the Company and such Purchaser shall bear and pay any costs or expenses that it incurs in complying with this Section 2.12.

          2.13  Reasonable Efforts. The Company agrees to use its commercially
                ------------------
reasonable efforts to cause each condition to the Closing set forth in Section 6 hereof, insofar as satisfaction of such condition requires any action by or otherwise is in the control of the Company, to be satisfied as soon as reasonably practicable and, in general, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as reasonably practicable the purchase and sale of the Shares in accordance with the terms of this Agreement.

          2.14  Additional Issuances of Preferred Stock. The Company agrees that
                ---------------------------------------
(i) no additional shares of Series T Preferred will be issued other than to TCI Sub or its respective affiliates without the prior written consent of TCI Sub and (ii) no additional shares of Series K Preferred will be issued without the prior written consent of the KPCB Purchasers.

     3.   Representations, Warranties and Covenants of the Purchasers. Each
          -----------------------------------------------------------
Purchaser, on behalf of itself and not jointly with the other Purchaser, hereby represents and warrants to, and covenants with, the Company as follows:

          3.1  Experience. Such Purchaser is experienced in evaluating start-up
               ----------
companies such as the Company, and has such knowledge and experience in financial and business matters to enable such Purchaser to evaluate the merits and risks of Purchaser's prospective investment in the Company, and such Purchaser has the ability to bear the economic risks of such investment.

          3.2  Investment.  Such Purchaser is acquiring the Shares and any
               ----------
Conversion Shares solely for the purpose of investment for such Purchaser's own account and not with a view to, or for offer or sale in connection with, any distribution thereof in any transaction which would be in violation of the securities laws of the United States of America or any state thereof. Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares or the Conversion Shares. Such Purchaser understands that the Shares and the Conversion Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

          3.3  Restricted Securities.   Such Purchaser understands that the
               ---------------------
Shares and any Conversion Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or the availability of an exemption therefrom, and that in the absence of an effective registration statement covering such stock or an available exemption from registration, the Shares and any Conversion Shares must be held indefinitely. In the absence of an effective registration statement under the Securities Act with respect to the Shares or any Conversion Shares such Purchaser shall notify the Company of any proposed disposition by such Purchaser of any Shares or any Conversion Shares, shall furnish the Company with a statement of the circumstances surrounding the proposed disposition and, if reasonably requested by the Company, shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require the registration of such Shares or such Conversion Shares under the Securities Act. Such Purchaser shall not sell, transfer or otherwise dispose of any Shares or any Conversion Shares except in a manner fully consistent with its representations contained in this Section 3 and otherwise in full compliance with the terms and conditions of this Agreement and the Stockholders' Agreement and the provisions of applicable law.

          3.4  Authorization.  Such Purchaser is a corporation or partnership
               -------------
duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full power and authority to execute, deliver and perform its obligations under each of the Transaction Agreements to which it is a party. Such Purchaser has taken all corporate or partnership action necessary to authorize the execution, delivery and performance of its obligations under each of the Transaction Agreements to which it is a party, and each such Transaction Agreement, when executed and delivered by such Purchaser, assuming the due execution and delivery thereof by the other parties hereto or thereto, shall constitute a valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies; and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

          3.5  Consents and Approvals; No Conflict. Except as set forth on
               -----------------------------------
Schedule 3.5 and except as could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on such Purchaser, the execution, delivery and performance of each of the Transaction Agreements to which such Purchaser is a party and the consummation of each of the transactions contemplated hereby or thereby do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon any material properties or assets pursuant to, (d) give any third party the right to accelerate any obligation under, (e) result in a violation of, or (f) require any order, qualification, waiver, permit, authorization, consent, approval, exemption or other action by or from, or any registration, notice, declaration, application or filing to or with, any court or administrative or governmental body pursuant to (i) the Articles of Incorporation, Bylaws, partnership agreement (or other governing documents) of such Purchaser, (ii) any agreement to which such Purchaser is a party or is bound or to which its assets are subject or (iii) any law, statute, rule or regulation to which such Purchaser is subject; provided, however, that with
                                               --------  -------
respect to clause (f) of this Section 3.5, no representation or warranty is made as to any such requirements applicable to such Purchaser as a result of the specific legal or regulatory status of any other party to this Agreement or as a result of any other facts that specifically relate to any such other party, any business in which any such party has engaged or proposes to engage or any financing arrangements or transactions entered into or proposed to be entered into by or on behalf of any such other party.

          3.6  Brokers or Finders.  There is no investment banker, broker,
               ------------------
agent, financial advisor or other person or entity which has been retained by or is authorized to act on behalf of such Purchaser who is or will be entitled to any fee, commission, reimbursement of expenses or other similar charge upon consummation of or otherwise in connection with this Agreement or any of the transactions contemplated hereby. Such Purchaser agrees to indemnify and hold harmless the Company from and against any and all claims, liabilities or obligations with respect to any such fees, commissions, expenses or claims (including the costs, expenses and legal fees of defending against such liability) for which such Purchaser, or any of its partners, employees or representatives, is responsible.

          3.7  Registration Rights Agreement. Such Purchaser agrees to enter
               -----------------------------
into the Registration Rights Agreement at or prior to the Closing.

          3.8  Stockholders' Agreement.  Such Purchaser agrees to enter into the
               -----------------------
Stockholders' Agreement at or prior to the Closing.

          3.9  Reasonable Efforts.  Such Purchaser agrees to use its
               ------------------
commercially reasonable efforts to cause each condition to the Closing set forth in Section 7 hereof, insofar as satisfaction of such condition requires any action by or otherwise is in the control of such Purchaser, to be satisfied as soon as reasonably practicable and, in general, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as reasonably practicable the purchase and sale of the Shares in accordance with the terms of this Agreement.

     4.   Additional Representations and Covenant of the KPCB
          ---------------------------------------------------
          Purchasers.
          ----------

          (a) The KPCB Purchasers hereby covenant with the Company to use their best efforts to cause to be executed and delivered by the appropriate parties, the Assignment Agreement in substantially the form attached hereto as Exhibit D
                                                                      ------- -
(the "Assignment Agreement") at or prior to the Closing.

          (b) Each KPCB Purchaser represents and warrants that KPCB VII Associates, a California limited partnership (the "KPCB Partner"), is a general partner of each of the KPCB Purchasers and that each of John Doerr and William Randolph Hearst III is a general partner of the KPCB Partner.

     5.   Legends; Notations.  The certificates evidencing the Shares or any
          ------------------
shares of Common Stock shall be endorsed with the legends set forth below:

          (a) a conspicuously noted legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS";

          (b) any legend required by any applicable state securities law; and

          (c) a conspicuously noted legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THAT CERTAIN STOCKHOLDERS' AGREEMENT, DATED AS OF _________________, 1995 (THE "STOCKHOLDERS' AGREEMENT"), AMONG THE

COMPANY AND THE OTHER PARTIES THERETO CONTAINING, AMONG OTHER THINGS, RESTRICTIONS ON THE SALE, TRANSFER OR OTHER DISPOSITION OF SUCH SECURITIES. A COUNTERPART OF SUCH AGREEMENT HAS BEEN DEPOSITED WITH THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS, AND THE COMPANY SHALL FURNISH A COPY OF SUCH AGREEMENT TO THE RECORD HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST."

          The Company shall make a notation on its stock books regarding the restrictions on transfer of the Shares and any Conversion Shares and will transfer securities on the books of the Company only to the extent not inconsistent therewith.


     6.   Conditions to the Purchasers' Obligations at Closing. The obligation
          ----------------------------------------------------
of TCI Sub, on the one hand, and the KPCB Purchasers, on the other hand, to purchase Shares at the Closing is several and not joint and such obligation as to TCI Sub, on the one hand, and the KPCB Purchasers, on the other hand, is subject to the satisfaction, at or prior to the Closing, of each of the following conditions, any of which may be waived by TCI Sub, on the one hand, or the KPCB Purchasers, on the other hand:

          6.1  Correctness of Representations and Warranties.  The
               ---------------------------------------------
representations and warranties of the Company set forth in this Agreement shall, if specifically qualified by materiality, be true and correct and, if not so qualified, be true and correct in all material respects in each case as of the date of this Agreement and as of the Closing Date with the same effect as if made on and as of the Closing Date, and such Purchaser shall have received a certificate to such effect from the Company, signed by its duly authorized officer.

          6.2  Performance of Agreements.  Each other party to this Agreement
               -------------------------
shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date, and such Purchaser shall have received a certificate to such effect from each such party, signed by its duly authorized officer.

          6.3  Registration Rights Agreement.  The Registration Rights Agreement
               -----------------------------
shall have been duly executed and delivered by each party thereto.

          6.4  Stockholders' Agreement.  The Stockholders' Agreement shall have
               -----------------------
been duly executed and delivered by each party thereto.

          6.5  Assignment Agreement.    As to the obligation of TCI Sub only,
               --------------------
the Assignment Agreement shall have been duly executed and delivered by the applicable parties thereto, and the transactions contemplated thereby to be consummated at or prior to the Closing shall have been consummated.

          6.6  Restated Certificate.  The Restated Certificate shall have been
               --------------------
filed with, and accepted for filing by, the Secretary of State of Delaware and shall be in full force and effect under the Delaware General Corporation Law.

          6.7  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing hereby, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to such Purchaser and its counsel.

          6.8  Other.   TCI Sub, on the one hand, and the KPCB Purchasers, on
               -----
the other hand, shall be reasonably satisfied that all conditions to (a) the other Purchaser's obligation to purchase and pay for the Shares to be purchased by such Purchaser and (b) the Company's obligation to sell the Shares to be sold to the other Purchaser, shall have been satisfied or waived.

          6.9  Simultaneous Closing.  Each Purchaser shall purchase and pay for
               --------------------
the Shares to be purchased by such Purchaser simultaneously with the purchase of and payment for the Shares to be purchased by the other Purchaser.

     7.   Conditions to the Company's Obligations at Closing. The obligations
          --------------------------------------------------
of the Company to issue and sell Shares to the Purchasers at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

          7.1  Correctness of Representations and Warranties. The
               ---------------------------------------------
representations and warranties of the Purchasers contained in this Agreement shall, if specifically qualified by materiality, be true and correct and, if not so qualified, be true and correct in all material respects in each case as of the date of this Agreement and as of the Closing Date with the same effect as if made on and as of the Closing Date, and the Company shall have received a certificate to such effect from each Purchaser, signed by its duly authorized officer.

          7.2  Performance of Agreements. The Purchasers shall have performed
               -------------------------
and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing Date, and the Company shall have received a certificate to such effect from each Purchaser, signed by its duly authorized officer.

          7.3  No Material Litigation.  There shall not be pending on the
               ----------------------
Closing Date any lawsuit, claim, proceeding or other legal action by or before any court or other regulatory, administrative or governmental authority that seeks to restrain, restrict or prohibit or impose substantial penalties or damages with respect to (or any other materially adverse relief or remedy in connection with), and there shall not be in effect on the Closing Date any injunction or other order of any governmental authority or arbitration panel that restrains, restricts, prohibits or imposes substantial penalties or damages with respect to (or any other materially adverse relief or remedy in connection with), the consummation of any of the transactions contemplated hereby or by any of the other Transaction Agreements.

          7.4  Registration Rights Agreement. The Registration Rights Agreement
               -----------------------------
shall have been duly executed and delivered by each party hereto.

          7.5  Stockholders' Agreement.  The Stockholders' Agreement shall have
               -----------------------
been duly executed and delivered by each party hereto.

          7.6  Assignment Agreement.  The Assignment Agreement shall have been
               --------------------
duly executed and delivered by the applicable parties (other than the Company), and the transactions contemplated thereby to be consummated at or prior to the Closing shall have been consummated.

          7.7  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated by this Agreement to occur at or prior to the Closing, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to the Company and its counsel.

     8.   Miscellaneous.
          -------------

          8.1  Governing Law. This Agreement shall be governed by, and construed
               -------------
in accordance with, in all respects the laws of the State of New York, without regard to the conflicts of law rules of such State.

          8.2  Survival. The representations, warranties, covenants and
               --------
agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby.

          8.3  Successors and Assigns.  Neither this Agreement nor any of the
               ----------------------
rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of each of the other parties hereto; provided, however, that a
                                                     --------  -------
Purchaser shall be entitled to assign its rights under Section 2.12 hereof to any transferee of such Purchaser's Shares. Any assignment or delegation in contravention of this Agreement shall be void and shall not relieve the assigning or delegating party of any obligation hereunder. Subject to the foregoing provisions of this Section 8.3, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

          8.4  Limitation on Rights of Others. Nothing in this Agreement,
               ------------------------------
whether express or implied, shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement.

          8.5  Entire Agreement; Amendment.  This Agreement and the other
               ---------------------------
documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          8.6  Notices, Etc.  All notices and other communications required or
               ------------
permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or by facsimile transmission (with acknowledgment received), charges prepaid and addressed to the intended recipient as follows, or to such other address or number as may be specified from time to time by like notice to the parties:

          (a)  If to TCI Sub:

               TCI Internet Services, Inc.
               5619 DTC Parkway
               Englewood, CO 80111
               Telecopy: (303) 488-3221
               Attention: Bruce Ravenel

               with copies to:

               Baker & Botts, L.L.P.
               885 Third Avenue
               New York, New York  10022-4834
               Telecopy:  (212) 705-5125
               Attention: Frederick H. McGrath, Esq.

          (b)  If to the KPCB Purchasers or the Company:

               Kleiner Perkins Caufield & Byers
               2750 Sand Hill Road
               Menlo Park, CA  94025
               Telecopy: (415) 233-0323
               Attention: John Doerr
               with copies to:

               Fenwick & West
               Two Palo Alto Square
               Suite 800
               Palo Alto, CA  94306
               Telecopy:  (415) 857-0361
               Attention: Gordon K. Davidson, Esq.

Any party may from time to time specify a different address for notices by like notice to the other parties. All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received (i) four (4) business days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by facsimile (with acknowledgment received and, in the case of a facsimile only, a copy of such notice is sent no later than the next business day by a reliable overnight courier service, with acknowledgment or receipt) or (iii) one (1) business day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt.

          8.7  Delays or Omissions.   No delay or omission to exercise any
               -------------------
right, power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          8.8  Expenses.  Each of the Company and each Purchaser shall bear its
               --------
own expenses and legal fees incurred on its behalf in connection with this Agreement and the transactions contemplated hereby.

          8.9  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts with the same effect as if all parties hereto had signed the same document. Each counterpart shall be enforceable against the parties actually executing such counterpart, and all counterparts shall be construed together and shall constitute one instrument.

          8.10  Severability. In the event that any provision of this Agreement
                ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this

Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

          8.11  Obligations Several, Not Joint.   Each Purchaser shall be (i)
                ------------------------------
obligated hereunder only with respect to the purchase of the number and kind of Shares set forth in Section 1.1 of this Agreement, and no Purchaser shall have any liability with respect to the other Purchaser's obligations hereunder and
(ii) separately and independently entitled to rely on the representations and warranties of the other Purchaser and the Company made to such Purchaser in this Agreement and to the benefit of all covenants and agreements of the other Purchaser and the Company made with such Purchaser herein.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    AT HOME CORPORATION

                                        By:/s/ WILLIAM R. HEARST III
                                           --------------------------
                                     Name:
                                     Title:

                                            TCI INTERNET SERVICES, INC.

                                    By:/s/ B. RAVENEL
                                       ----------------------------
                                     Name: BRUCE RAVENEL
                                     Title:SR. VP & COO

                                    KLEINER, PERKINS, CAUFIELD
                                    & BYERS VII

                                    By:  KPCB VII ASSOCIATES,
                                    its General Partner

                                    By:/s/ L. JOHN DOERR
                                       ----------------------------
                                     Name:
                                     Title:

                                    KPCB VII FOUNDERS FUND

                                    By:  KPCB VII ASSOCIATES,
                                    its General Partner

                                    By:/s/ L. JOHN DOERR
                                       -----------------------------
                                     Name:
                                     Title:

                                    KPCB INFORMATION
                                    SERVICES ZAIBATSU FUND II

                                    By:  KPCB VII ASSOCIATES,
                                    its General Partner

                                    By:/s/ L. JOHN DOERR
                                       -----------------------------
                                      Name:
                                      Title:

                             ASSIGNMENT AGREEMENT
                             --------------------

     Effective as of August 29, 1995 (the "Effective Date"), at Home Corporation, a Delaware corporation (the "Purchaser") has, pursuant to this
                                          ---------
Assignment Agreement (the "Agreement"), purchased from athome.net, a California
                           ---------
corporation (the "Company") and the Company has sold, an aggregate of 1 share of
                  -------
the Company's common stock (the "Restricted Securities") for the aggregate
                                 ---------------------
purchase price of $2,500.00 in cash.

     1.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.
          -------------------------------------------

          Purchaser represents and warrants to the Company that:

          (A)  PURCHASE FOR OWN ACCOUNT FOR INVESTMENT.  Purchaser is purchasing
               ---------------------------------------
the Restricted Securities for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Restricted Securities within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Purchaser has no present intention of selling or
              --------
otherwise disposing of all or any portion of the Restricted Securities and no one other than Purchaser has any beneficial ownership of any of the Restricted Securities.

          (B)  UNDERSTANDING OF RISKS.  Purchaser  is fully aware of:  (i) the
               ----------------------
highly speculative nature of the investment in the Restricted Securities; (ii) the financial hazards involved; (iii) the lack of liquidity of the Restricted Securities and the restrictions on transferability of the Restricted Securities (e.g., that Purchaser may not be able to sell or dispose of the Restricted
 ----
Securities or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Restricted Securities.

          (C)  PURCHASER'S QUALIFICATIONS.  Purchaser has a preexisting personal
               --------------------------
or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          (D)  NO GENERAL SOLICITATION.  At no time was Purchaser presented with
               -----------------------
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Restricted Securities.

          (E)  COMPLIANCE WITH SECURITIES LAWS.  Purchaser understands and
               -------------------------------
acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Restricted Securities are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified
                                     ---
under the California Corporate Securities Law of 1968, as amended (the "Law"),
                                                                        ---
but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law or other applicable state securities laws which impose certain restrictions on Purchaser's ability to transfer the Restricted Securities.

          (F)  RESTRICTIONS ON TRANSFER.  Purchaser understands that Purchaser
               ------------------------
may not transfer any Restricted Securities unless such Restricted Securities are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations and that the Company is under no obligation to do so with respect to the Restricted Securities. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Restricted Securities in the amounts or at the times proposed by Purchaser.

          (G)  RULE 144.  In addition, Purchaser has been advised that SEC Rule
               --------
144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Restricted Securities and, in any event, requires that the Restricted Securities be held for a minimum of two years, and in certain cases three years, after they have been purchased and paid for (within the meaning of Rule 144), before they
                    ------------
may be resold under Rule 144.

     2.   REPRESENTATIONSAND WARRANTIES OF COMPANY
          ----------------------------------------

          Company represents and warrants to the Purchaser that:

          (A)  CAPITALIZATION.  Immediately after the issuance of one share of
               ---------------
common stock contemplated by this Agreement: (a) the capitalization of the Company will consist solely of ten million authorized shares of common stock, no par value, of which one share will be issued and outstanding to Purchaser and a total five million authorized shares of preferred stock, no par value, of which no shares will be outstanding; and (b) except for the one share of common stock to be issued pursuant to the Stock Purchase Agreement, there are no options, warrants, or rights, or other shares of capital stock outstanding or issuable by the Company, nor are there any rights of first refusal or other rights to purchase any such option, warrant, right, or other share of capital stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

     3.   LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------

          Purchaser understands that certificates or other instruments representing any of the Restricted Securities acquired by Purchaser will bear legends substantially similar to the following, in addition to any other legends required by federal or state laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE
          SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY

          NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          A STATEMENT CONTAINING THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF THE CORPORATION'S PREFERRED AND COMMON STOCK MAY BE OBTAINED, WITHOUT CHARGE, AT THE CORPORATION'S OFFICE.

     The undersigned agrees that, in order to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legends, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing Restricted Securities, or if the Company transfers its own securities, that it may make appropriate notations to the same effect in the Company's records.

     IN WITNESS WHEREOF, The Company has caused this Agreement to be executed by its duly authorized representative and Purchaser has executed this Agreement as of the Effective Date.

"COMPANY"                                  "PURCHASER"

ATHOME.NET                                 AT HOME CORPORATION


By:     /s/ L. John Doerr                  By: /s/ Will Hearst
        ------------------------               ----------------------
        L. John Doerr, President               Will Hearst, President

Address:________________________           Address:__________________
        ________________________                   __________________
        ________________________                   __________________

                               Signature page to
                                  athome.net
                           Stock Purchase Agreement

                                      -3-